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                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                  PROSPECTUS SUPPLEMENT DATED JANUARY 17, 2008

This information supplements the Stock Funds Prospectus of First American Investment Funds, Inc., dated February 28, 2007, as previously supplemented April 2, June 1, August 9, September 4, October 31, and November 28, 2007 (the "Prospectus"). This supplement and the Prospectus constitute a current Prospectus. To request a copy of a Prospectus, please call 800 677-FUND.

THE FOLLOWING REPLACES THE PARAGRAPH REGARDING ELIGIBILITY TO INVEST IN CLASS Y SHARES UNDER "POLICIES AND SERVICES--PURCHASING, REDEEMING, AND EXCHANGING SHARES--CHOOSING A SHARE CLASS--ELIGIBILITY TO INVEST IN CLASS R AND CLASS Y SHARES":

CLASS Y SHARES are offered to group retirement and employee benefit plans and to certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Such persons may include, but are not limited to, individuals, corporations, and endowments.

THE FOLLOWING REPLACES "POLICIES AND SERVICES--PURCHASING, REDEEMING, AND EXCHANGING SHARES--DETERMINING YOUR SHARE PRICE--CLASS A SHARES--PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE":

The following persons may purchase a fund's Class A shares at net asset value without a sales charge:

     - directors, advisory board members, full-time employees and retirees of the advisor and its affiliates.

     -    current and retired officers and directors of the funds.

     - full-time employees of any broker-dealer authorized to sell fund shares.

     -    full-time employees of the fund's counsel.

     - members of the immediate families of any of the foregoing (i.e., a spouse or domestic partner and any dependent children).

     - persons who purchase the funds through "one-stop" mutual fund networks through which the funds are made available.

     - persons participating in a fee-based program sponsored and maintained by a registered broker-dealer.

     - trust companies and bank trust departments acting in a fiduciary, advisory, agency, custodial or similar capacity.

     -    group retirement and employee benefit plans.

You must notify the funds or your financial intermediary if you are eligible to purchase Class A shares without a sales charge.

                                                                     FAIF-SUPP#7